DEATH BENEFIT OPTION 1

Development of Policy Value

------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                    $ 8,923.06

 (B)  Plus Premium Paid in Year 5                                                      3,250.00

 (C)  Minus Premium Load                                                                 203.13
      [(3.00% + 1.25% + 2.00%) * $3,250]1
                                                                               -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                              $ 11,969.93
      [ A + B - C ]

 (E)  Minus COI Charges                                                                   89.82
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 10.00

 (G)  Minus Asset Based Charge 5.18 [ A * ((1+0.007)^(1/12)-1) ]

 (H)  Plus Investment Return ( 5.27%)3 50.89 [ ( D - E - F - G ) *
      ((1+0.0527)^(1/12)-1) ]
                                                                               -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                    $ 11,915.82
      [ D - E - F - G + H ]

1    (Sales Load + DAC Tax + Premium Tax) times Premium
2    [Death  Benefit at  Beginning of Month  divided by NAR factor  (1.03^1/12)]
     less Cash Value at Beginning of Month
3    Hypothetical   Gross  Investment  Return  of  6.00%  less  the  Investement
     Management Fee of 0.73% equals Net Investment Return of 5.27%




Development of Surrender Value

------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 11,915.82

 (K)  Less Surrender Charge 4,845.75 (see calculation below)
                                                                               -----------------

 (L)  Surrender Value at the End of Year 5, Month 1                                    $ 203.13
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium factor                                                             $ 14.91

 (2)  Surrender Charge Multiplier for Year 5                                               1.30

 (3)  Face Amount                                                                    250,000.00

 (4)  Surrender Charge Percentage                                                          100%
                                                                               -----------------

 (5)  Surrender Charge                                                               $ 4,845.75
      [ 1 * (3 / 1,000) * 2 * 4 ]


Development of Death Benefit

------------------------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                                    $ 11,915.82

 (N) Applicable Percentage 1.91
                                                                               -----------------

 (O)  Minimum Death Benefit                                                         $ 22,759.22
      [ M * N ]

 (P)  Death Benefit 250,000.00
                                                                               -----------------

 (Q)  Death Benefit at the End of Year 5, Month 1                                  $ 250,000.00
      [ Maximum of O and P ]


Monthly Progression of Year 5 Values

-------------------------------------------------------------------------------------------------------------------------------


                    End of                                       Beginning                Monthly       Asset           End of
               Prior Month         Premium        Premium         of Month         COI      Admin       Based            Month
  Month       Policy Value            Paid           Load     Policy Value      Charge     Charge      Charge     Policy Value
-------------------------------------------------------------------------------------------------------------------------------
    1           $ 8,923.06      $ 3,250.00       $ 203.13      $ 11,969.93      $89.82     $10.00      $ 5.18      $ 11,915.82
    2            11,915.82               -              -        11,915.82       89.84      10.00        6.92        11,859.71
    3            11,859.71               -              -        11,859.71       89.86      10.00        6.89        11,803.37
    4            11,803.37               -              -        11,803.37       89.88      10.00        6.86        11,746.80
    5            11,746.80               -              -        11,746.80       89.91      10.00        6.82        11,689.99
    6            11,689.99               -              -        11,689.99       89.93      10.00        6.79        11,632.95
    7            11,632.95               -              -        11,632.95       89.95      10.00        6.76        11,575.68
    8            11,575.68               -              -        11,575.68       89.97      10.00        6.73        11,518.17
    9            11,518.17               -              -        11,518.17       89.99      10.00        6.69        11,460.43
   10            11,460.43               -              -        11,460.43       90.01      10.00        6.66        11,402.46
   11            11,402.46               -              -        11,402.46       90.04      10.00        6.62        11,344.25
   12            11,344.25               -              -        11,344.25       90.06      10.00        6.59        11,285.80



-------------------------------------------------------------------

                             End of                         End of
                              Month                          Month
                  Face        Death      Surrender       Surrender
  Month         Amount      Benefit         Charge           Value
-------------------------------------------------------------------
    1         $250,000     $250,000      $4,845.75       $7,070.07
    2          250,000      250,000       4,845.75        7,013.96
    3          250,000      250,000       4,845.75        6,957.62
    4          250,000      250,000       4,845.75        6,901.05
    5          250,000      250,000       4,845.75        6,844.24
    6          250,000      250,000       4,845.75        6,787.20
    7          250,000      250,000       4,845.75        6,729.93
    8          250,000      250,000       4,845.75        6,672.42
    9          250,000      250,000       4,845.75        6,614.68
   10          250,000      250,000       4,845.75        6,556.71
   11          250,000      250,000       4,845.75        6,498.50
   12          250,000      250,000       4,845.75        6,440.05


DEATH BENEFIT OPTION 2

Development of Policy Value

------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                    $ 8,824.90

 (B)  Plus Premium Paid in Year 5                                                      3,250.00

 (C)  Minus Premium Load                                                                 203.13
      [(3.00% + 1.25% + 2.00%) * $3,250]1
                                                                               -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                              $ 11,871.77
      [ A + B - C ]

 (E)  Minus COI Charges                                                                   94.34
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 10.00

 (G)  Minus Asset Based Charge 5.13 [ A * ((1+0.007)^(1/12)-1) ]

 (H)  Plus Investment Return ( 5.27%)3 50.45 [ ( D - E - F - G ) *
      ((1+0.0527)^(1/12)-1) ]
                                                                               -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                    $ 11,812.75
      [ D - E - F - G + H ]

1    (Sales Load + DAC Tax + Premium Tax) times Premium
2    [Death  Benefit at  Beginning of Month  divided by NAR factor  (1.03^1/12)]
     less Cash Value at Beginning of Month
3    Hypothetical   Gross  Investment  Return  of  6.00%  less  the  Investement
     Management Fee of 0.73% equals Net Investment Return of 5.27%


Development of Surrender Value

------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 11,812.75

 (K)  Less Surrender Charge 4,845.75 (see calculation below)
                                                                               -----------------

 (L)  Surrender Value at the End of Year 5, Month 1                                    $ 203.13
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium factor                                                             $ 14.91

 (2)  Surrender Charge Multiplier for Year 5                                               1.30

 (3)  Face Amount                                                                    250,000.00

 (4)  Surrender Charge Percentage                                                          100%
                                                                               -----------------

 (5)  Surrender Charge                                                               $ 4,845.75
      [ 1 * (3 / 1,000) * 2 * 4 ]

Development of Death Benefit

------------------------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                                    $ 11,812.75

 (N) Applicable Percentage 1.91
                                                                               -----------------

 (O)  Minimum Death Benefit                                                         $ 22,562.35
      [ M * N ]

 (P)  Death Benefit 261,812.75 [Face Amount + Policy Value]
                                                                               -----------------

 (Q)  Death Benefit at the End of Year 5, Month 1                                  $ 261,812.75
      [ Maximum of O and P ]

Monthly Progression of Year 5 Values

---------------------------------------------------------------------------------------------------------------------------------


                    End of                                       Beginning                Monthly       Asset           End of
               Prior Month         Premium        Premium         of Month         COI      Admin       Based            Month
  Month       Policy Value            Paid           Load     Policy Value      Charge     Charge      Charge     Policy Value
---------------------------------------------------------------------------------------------------------------------------------
    1           $ 8,824.90      $ 3,250.00       $ 203.13      $ 11,871.77      $94.34     $10.00      $ 5.13      $ 11,812.75
    2            11,812.75               -              -        11,812.75       94.34      10.00        6.86        11,751.74
    3            11,751.74               -              -        11,751.74       94.34      10.00        6.83        11,690.50
    4            11,690.50               -              -        11,690.50       94.34      10.00        6.79        11,629.03
    5            11,629.03               -              -        11,629.03       94.34      10.00        6.76        11,567.33
    6            11,567.33               -              -        11,567.33       94.34      10.00        6.72        11,505.41
    7            11,505.41               -              -        11,505.41       94.34      10.00        6.68        11,443.26
    8            11,443.26               -              -        11,443.26       94.34      10.00        6.65        11,380.87
    9            11,380.87               -              -        11,380.87       94.34      10.00        6.61        11,318.26
   10            11,318.26               -              -        11,318.26       94.34      10.00        6.58        11,255.41
   11            11,255.41               -              -        11,255.41       94.34      10.00        6.54        11,192.33
   12            11,192.33               -              -        11,192.33       94.34      10.00        6.50        11,129.02

-------------------------------------------------------------------

                             End of                         End of
                              Month                          Month
                  Face        Death      Surrender       Surrender
  Month         Amount      Benefit         Charge           Value
-------------------------------------------------------------------
    1         $250,000     $261,813      $4,845.75       $6,967.00
    2          250,000     $261,752       4,845.75        6,905.99
    3          250,000     $261,691       4,845.75        6,844.75
    4          250,000     $261,629       4,845.75        6,783.28
    5          250,000     $261,567       4,845.75        6,721.58
    6          250,000     $261,505       4,845.75        6,659.66
    7          250,000     $261,443       4,845.75        6,597.51
    8          250,000     $261,381       4,845.75        6,535.12
    9          250,000     $261,318       4,845.75        6,472.51
   10          250,000     $261,255       4,845.75        6,409.66
   11          250,000     $261,192       4,845.75        6,346.58
   12          250,000     $261,129       4,845.75        6,283.27


DEATH BENEFIT OPTION 3

Development of Policy Value

------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                    $ 8,787.37

 (B)  Plus Premium Paid in Year 5                                                      3,250.00

 (C)  Minus Premium Load                                                                 203.13
      [(3.00% + 1.25% + 2.00%) * $3,250]1
                                                                               -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                              $ 11,834.24
      [ A + B - C ]

 (E)  Minus COI Charges                                                                   96.01
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 10.00

 (G)  Minus Asset Based Charge 5.11 [ A * ((1+0.007)^(1/12)-1) ]

 (H)  Plus Investment Return ( 5.27%)3 50.28 [ ( D - E - F - G ) *
      ((1+0.0527)^(1/12)-1) ]
                                                                               -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                    $ 11,773.40
      [ D - E - F - G + H ]

1    (Sales Load + DAC Tax + Premium Tax) times Premium
2    [Death  Benefit at  Beginning of Month  divided by NAR factor  (1.03^1/12)]
     less Cash Value at Beginning of Month
3    Hypothetical   Gross  Investment  Return  of  6.00%  less  the  Investement
     Management Fee of 0.73% equals Net Investment Return of 5.27%



Development of Surrender Value

------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 11,773.40

 (K)  Less Surrender Charge 4,845.75 (see calculation below)
                                                                               -----------------

 (L)  Surrender Value at the End of Year 5, Month 1                                    $ 203.13
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium factor                                                             $ 14.91

 (2)  Surrender Charge Multiplier for Year 5                                               1.30

 (3)  Face Amount                                                                    250,000.00

 (4)  Surrender Charge Percentage                                                          100%
                                                                               -----------------

 (5)  Surrender Charge                                                               $ 4,845.75
      [ 1 * (3 / 1,000) * 2 * 4 ]

Development of Death Benefit

------------------------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                                    $ 11,773.40

 (N) Applicable Percentage 1.91
                                                                               -----------------

 (O)  Minimum Death Benefit                                                         $ 22,487.19
      [ M * N ]

 (P)  Death Benefit 266,250.00
                                                                               -----------------
      [Face Amount + Accumulated Premiums]

 (Q)  Death Benefit at the End of Year 5, Month 1                                  $ 266,250.00
      [ Maximum of O and P ]

Monthly Progression of Year 5 Values

--------------------------------------------------------------------------------------------------------------------------------


                    End of                                       Beginning                Monthly       Asset           End of
               Prior Month         Premium        Premium         of Month         COI      Admin       Based            Month
  Month       Policy Value            Paid           Load     Policy Value      Charge     Charge      Charge     Policy Value
--------------------------------------------------------------------------------------------------------------------------------
    1           $ 8,787.37      $ 3,250.00       $ 203.13      $ 11,834.24      $96.01     $10.00      $ 5.11      $ 11,773.40
    2            11,773.40               -              -        11,773.40       96.03      10.00        6.84        11,710.54
    3            11,710.54               -              -        11,710.54       96.05      10.00        6.80        11,647.43
    4            11,647.43               -              -        11,647.43       96.08      10.00        6.77        11,584.05
    5            11,584.05               -              -        11,584.05       96.10      10.00        6.73        11,520.42
    6            11,520.42               -              -        11,520.42       96.12      10.00        6.69        11,456.54
    7            11,456.54               -              -        11,456.54       96.15      10.00        6.66        11,392.38
    8            11,392.38               -              -        11,392.38       96.17      10.00        6.62        11,327.97
    9            11,327.97               -              -        11,327.97       96.20      10.00        6.58        11,263.29
   10            11,263.29               -              -        11,263.29       96.22      10.00        6.54        11,198.35
   11            11,198.35               -              -        11,198.35       96.25      10.00        6.51        11,133.14
   12            11,133.14               -              -        11,133.14       96.27      10.00        6.47        11,067.67

-------------------------------------------------------------------

                             End of                         End of
                              Month                          Month
                  Face        Death      Surrender       Surrender
  Month         Amount      Benefit         Charge           Value
-------------------------------------------------------------------
    1         $250,000     $266,250      $4,845.75       $6,927.65
    2          250,000     $266,250       4,845.75        6,864.79
    3          250,000     $266,250       4,845.75        6,801.68
    4          250,000     $266,250       4,845.75        6,738.30
    5          250,000     $266,250       4,845.75        6,674.67
    6          250,000     $266,250       4,845.75        6,610.79
    7          250,000     $266,250       4,845.75        6,546.63
    8          250,000     $266,250       4,845.75        6,482.22
    9          250,000     $266,250       4,845.75        6,417.54
   10          250,000     $266,250       4,845.75        6,352.60
   11          250,000     $266,250       4,845.75        6,287.39
   12          250,000     $266,250       4,845.75        6,221.92